UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): August 24, 2026

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 24, 2026, Willis Dallas Ltd. (the “Purchaser”), a Cayman Islands exempted company and wholly owned subsidiary of Willis Lease Finance Corporation, a Delaware corporation (the “Company”), completed the previously announced acquisition of the entire issued share capital of WNG II Aircraft Leasing (Cayman) Ltd. (the “Cayman Company”) from WNG International Master Fund II, L.P., a Cayman Islands exempted limited partnership (the “Cayman Seller”), and 100% of the issued and outstanding limited liability company interests of WNG Aircraft Management 3, LLC (the “US Company” and, together with the Cayman Company and their respective subsidiaries, the “Target Companies”) from WNG II Aircraft Management (Delaware), LLC, a Delaware limited liability company (the “US Seller” and, together with the Cayman Seller, the “Sellers”) (collectively, the “Acquisition”). The Acquisition was completed pursuant to a Purchase and Sale Agreement (the “Purchase Agreement”), dated as of July 10, 2026, as amended by that certain Amendment No. 1 thereto, dated as of August 24, 2026, by and among the Purchaser, the Cayman Seller, the US Seller, and, solely for the limited purposes set forth therein, the Company. The US Company and the Cayman Company, through the Cayman Company’s subsidiaries (including two Irish designated activity companies and various asset-owning companies), hold a portfolio of twelve (12) commercial aircraft and thirteen (13) spare aircraft engines (the “Portfolio”).

As previously disclosed, the base purchase price for the Acquisition was $379,300,000, which amount was adjusted downward to take into account basic rent received, maintenance reserves received, cash security deposits and other revenue received from and after an agreed upon historical economic closing date. The purchase price was subject to certain other adjustments calculated beginning on an agreed historical economic closing date, including (i) a reduction for any asset that suffers a total loss or that was removed, sold or otherwise disposed of prior to closing pursuant to pre-agreed arrangements in an amount equal to the consideration amount allocated to such asset (or, in the case of certain sold or disposed assets, the greater of such allocated amount and the applicable third-party sale price), (ii) an upward adjustment for interest accruing at a rate of 6.25% per annum from the historical economic closing date through closing, and (iii) other commercially agreed purchase price adjustments, the exact amount of which was determined based on the timing of the closing date (as so adjusted, the “Adjusted Purchase Price”). At closing, the Adjusted Purchase Price was approximately $262,900,000 and was paid to Sellers after further adjusting for the following amounts: (a) less a previously funded $10,000,000 deposit that will be released to Sellers in connection with closing, (b) less a $1,517,200 holdback amount that will be held for nine months to cover pre-closing leakage that was not deducted from the purchase price at closing, (c) less the amount required to discharge the Target Companies’ indebtedness under an existing credit facility, and (d) plus reimbursement of certain prepaid vendor costs.

The foregoing summary of the Purchase Agreement does not purport to be a complete description and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

As previously disclosed, in connection with the Acquisition, the Company intends to allocate ten (10) of the acquired aircraft engines and six (6) of the acquired aircraft to subsidiaries of joint ventures of, or investment vehicles managed by, the Company.

Item 7.01 Regulation FD Disclosure.

On August 25, 2026, the Company issued a press release (the “Press Release”) regarding the matters described in Item 2.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding prospects or future results of operations or financial position, made in this Current Report on Form 8-K are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons, including, among others, market conditions and demand, risks associated with owning and leasing jet engines and aircraft competitive factors, changes in business strategy or development plans, and general economic and business conditions.

Item 9.01 Financial Statements & Exhibits.

Exhibit No.	Description
99.1	News Release issued by Willis Lease Finance Corporation dated August 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: August 25, 2026

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Executive Vice President and Chief Financial Officer

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